UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2024
____________________________________________
Iridium Communications Inc.
(Exact name of registrant as specified in its charter)
____________________________________________

Delaware	001-33963	26-1344998
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1750 Tysons Boulevard
Suite 1400
McLean, VA 22102
(Address of principal executive offices)

703-287-7400
(Registrant’s telephone number, including area code)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held virtually on May 21, 2024. Of the 121,723,247 shares of common stock, par value $0.001 per share, outstanding as of the close of business on the record date of March 22, 2024, 102,409,685 shares, or approximately 84%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal 1 — Election of Directors

The following ten (10) directors were elected to serve for one-year terms until the 2025 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert H. Niehaus	90,464,678	1,959,436	9,985,571
Thomas C. Canfield	90,810,453	1,613,661	9,985,571
Matthew J. Desch	91,531,788	892,326	9,985,571
Thomas J. Fitzpatrick	86,671,653	5,752,461	9,985,571
L. Anthony Frazier	92,244,873	179,241	9,985,571
Alvin B. Krongard	87,954,112	4,470,002	9,985,571
Suzanne E. McBride	90,020,015	2,404,099	9,985,571
Admiral Eric T. Olson (Ret.)	90,735,702	1,688,412	9,985,571
Kay N. Sears	92,032,711	391,403	9,985,571
Jacqueline E. Yeaney	91,494,573	929,541	9,985,571

Proposal 2 — Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstained	Broker Non-Votes
87,186,326	5,089,559	148,229	9,985,571

Proposal 3 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstained
102,212,253	123,789	73,643

Item 7.01 Regulation FD Disclosure.

On May 23, 2024, the Company announced that its board of directors had declared a cash dividend on its common stock of $0.14 per share. The dividend is payable on June 28, 2024, to stockholders of record as of June 14, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*
*	Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDIUM COMMUNICATIONS INC.

Date:	May 23, 2024	By:	/s/ Kathleen A. Morgan
			Name:	Kathleen A. Morgan
			Title:	Chief Legal Officer